Exhibit 32.2

Certification of the Chairman

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The Carlyle Group L.P. (the “Company”) on Form 10-Q for the quarter ended September 30, 2013 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel A. D’Aniello, Chairman of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel A. D’Aniello
Daniel A. D’Aniello Chairman Date: November 12, 2013

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.